--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                      MORGAN STANLEY
              IXIS Real Estate Capital Trust
                         2005-HE3
                            FR

Selection Criteria: FR
Table of Contents

1. Documentation Level
2. Credit Score
3. Range of Combined Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV

1. Documentation Level

-----------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                              Morgage
                                                 Aggregate    Pool by       Avg      Weighted
                                     Number       Cut-off    Aggregate   Mortgage    Average    Weighted
                                       of          Date       Cut-off      Loan       Gross      Average    Weighted
                                    Mortgage     Principal   Principal   Principal   Interest   Original     Average
Documentation Level                   Loans       Balance     Balance     Balance      Rate        LTV     FICO Score
-----------------------------------------------------------------------------------------------------------------------
Full Documentation                         437    44,807,156      64.23     102,534      7.875       68.36       630.3
-----------------------------------------------------------------------------------------------------------------------
Stated Documentation                       281    23,935,881      34.31      85,181      8.904        49.8         657
-----------------------------------------------------------------------------------------------------------------------
Limited                                     19       818,448       1.17      43,076      9.809       29.44       654.2
-----------------------------------------------------------------------------------------------------------------------
Full or Alternate Documentation              1       143,535       0.21     143,535      7.125          90         600
-----------------------------------------------------------------------------------------------------------------------
No Documentation                             1        58,014       0.08      58,014      9.525       68.35         694
-----------------------------------------------------------------------------------------------------------------------
Total:                                     739    69,763,035        100      94,402       8.25       61.58       639.8
-----------------------------------------------------------------------------------------------------------------------

                           Top

2. Credit Score

-------------------------------------------------------------------------------------------------------------
                                                      % of
                                                    Morgage
                                       Aggregate    Pool by       Avg      Weighted
                           Number       Cut-off    Aggregate   Mortgage    Average    Weighted
                             of          Date       Cut-off      Loan       Gross      Average    Weighted
                          Mortgage     Principal   Principal   Principal   Interest   Original     Average
Credit Score                Loans       Balance     Balance     Balance      Rate        LTV     FICO Score
-------------------------------------------------------------------------------------------------------------
481 - 500                          1        76,966       0.11      76,966       9.95       48.13         500
-------------------------------------------------------------------------------------------------------------
501 - 520                         24     2,699,129       3.87     112,464      9.872       67.15       512.2
-------------------------------------------------------------------------------------------------------------
521 - 540                         23     2,582,758        3.7     112,294      9.231       75.24       530.3
-------------------------------------------------------------------------------------------------------------
541 - 560                         28     2,541,917       3.64      90,783      9.325        76.1       548.4
-------------------------------------------------------------------------------------------------------------
561 - 580                         32     4,532,374        6.5     141,637      8.355       75.08       570.4
-------------------------------------------------------------------------------------------------------------
581 - 600                         71     5,952,090       8.53      83,832      8.451       64.91       590.6
-------------------------------------------------------------------------------------------------------------
601 - 620                         77     8,754,954      12.55     113,701      7.664        72.6       611.8
-------------------------------------------------------------------------------------------------------------
621 - 640                        109     9,777,895      14.02      89,705      8.386       56.79       631.3
-------------------------------------------------------------------------------------------------------------
641 - 660                         84     7,328,412       10.5      87,243      7.985       58.05       650.1
-------------------------------------------------------------------------------------------------------------
661 - 680                         75     6,272,585       8.99      83,634      7.957       56.64       671.2
-------------------------------------------------------------------------------------------------------------
681 - 700                         76     7,636,211      10.95     100,476      7.342       63.91         690
-------------------------------------------------------------------------------------------------------------
701 - 720                         51     3,776,252       5.41      74,044      9.183       38.16         711
-------------------------------------------------------------------------------------------------------------
721 - 740                         35     3,006,347       4.31      85,896      8.365        47.6       728.5
-------------------------------------------------------------------------------------------------------------
741 - 760                         28     2,121,950       3.04      75,784      8.332       47.59       751.2
-------------------------------------------------------------------------------------------------------------
761 - 780                         14     1,689,953       2.42     120,711      7.894       61.45       766.4
-------------------------------------------------------------------------------------------------------------
781 - 800                          6       282,377        0.4      47,063      9.972          20       783.4
-------------------------------------------------------------------------------------------------------------
801 - 820                          5       730,867       1.05     146,173      7.094       53.51       805.8
-------------------------------------------------------------------------------------------------------------
Total:                           739    69,763,035        100      94,402       8.25       61.58       639.8
-------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 813
Non-Zero Weighted Average: 640

                           Top

3. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                         Morgage
                                            Aggregate    Pool by       Avg      Weighted
                                Number       Cut-off    Aggregate   Mortgage    Average    Weighted
                                  of          Date       Cut-off      Loan       Gross      Average    Weighted
Range of Combined              Mortgage     Principal   Principal   Principal   Interest   Original     Average
Original LTV Ratios (%)          Loans       Balance     Balance     Balance      Rate        LTV     FICO Score
------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                           1        99,082       0.14      99,082      6.875       13.97         583
------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                           3       173,362       0.25      57,787      7.447       18.16       578.9
------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                           4       377,280       0.54      94,320      6.534       23.55       654.8
------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                           3       239,612       0.34      79,871      7.095       28.21       663.4
------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                           6       389,082       0.56      64,847      7.623       32.16       645.9
------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                           8       689,197       0.99      86,150      7.274       36.23       585.4
------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                           9     1,209,851       1.73     134,428      7.247       42.47       634.1
------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                          16     1,741,453        2.5     108,841       7.03       47.81       624.7
------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                           6       703,008       1.01     117,168      7.527       52.28       626.3
------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                          18     2,206,052       3.16     122,558      7.298       55.82       609.2
------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                          28     4,153,439       5.95     148,337      7.397       62.41       602.8
------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                          35     5,332,744       7.64     152,364      7.618       68.67       632.2
------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                          38     5,680,862       8.14     149,496      7.861        69.7       603.3
------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                          95    12,882,424      18.47     135,604      7.539       77.39       646.2
------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                          43     6,655,564       9.54     154,781      7.768       82.35       616.6
------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                          62     7,237,472      10.37     116,733      8.023       85.56       628.8
------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                          49     4,711,957       6.75      96,162      8.866        78.3       649.4
------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                        315    15,280,595       21.9      48,510     10.103       25.46       682.7
------------------------------------------------------------------------------------------------------------------
Total:                                739    69,763,035        100      94,402       8.25       61.58       639.8
------------------------------------------------------------------------------------------------------------------

Minimum: 13.97
Maximum: 100.00
Weighted Average: 80.40

                           Top

4. Documentation Level Greater than 85% LTV

-----------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                              Morgage
                                                 Aggregate    Pool by       Avg      Weighted
                                     Number       Cut-off    Aggregate   Mortgage    Average    Weighted
                                       of          Date       Cut-off      Loan       Gross      Average    Weighted
Documentation Level                 Mortgage     Principal   Principal   Principal   Interest   Original     Average
Greater than 85% LTV                  Loans       Balance     Balance     Balance      Rate        LTV     FICO Score
-----------------------------------------------------------------------------------------------------------------------
Full Documentation                          84    10,024,467      86.19     119,339      8.162       92.21       634.3
-----------------------------------------------------------------------------------------------------------------------
Stated Documentation                        11     1,463,153      12.58     133,014      8.585       91.37       640.1
-----------------------------------------------------------------------------------------------------------------------
Full or Alternate Documentation              1       143,535       1.23     143,535      7.125          90         600
-----------------------------------------------------------------------------------------------------------------------
Total:                                      96    11,631,156        100     121,158      8.202       92.07       634.6
-----------------------------------------------------------------------------------------------------------------------

                           Top

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.